Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, certifies that to the best of his knowledge (1) this Quarterly Report of Macquarie CNL Global Income Trust, Inc. (the “Company”) on Form 10-Q for the period ended March 31, 2010, as filed with the Securities and Exchange Commission on the date hereof (this “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and (2) the information contained in this Report fairly presents, in all material respects, the financial condition of the Company as of March 31, 2010 and December 31, 2009.

/s/ Robert A. Bourne
Date: May 14, 2010	ROBERT A. BOURNE Chief Executive Officer (Principal Executive Officer)

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